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ENSERVCO CORPORATION

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENSERVCO CORPORATION

999 18th Street, Suite 1925N
Denver, CO 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING
TO BE HELD ON JUNE 26, 2020

May 11, 2020

Fellow Stockholders:

Notice is given that the Annual Meeting of Stockholders of Enservco Corporation (“Enservco” or the "Company") will be held June 26, 2020, at 2:00 p.m. Mountain Time.  Due to the evolving COVID-19 situation, we plan to conduct the meeting primarily via conference call format in order to safeguard the health of Enservco stockholders and employees.  Accordingly, we encourage stockholders to vote either online or by mailing their proxy card as described below.  The physical Annual Meeting will be held at 999 18th Street, Suite 1925N, Denver, CO 80202, on the same date and time listed above, but the only Enservco personnel present will be one vote inspector who will be responsible for accepting ballots in person, if any.  Again, however, for the health and safety of all concerned, we strongly recommend stockholders cast their votes online or via mailed proxy card and participate in the meeting via conference call.

Stockholders participating via conference call may listen to the meeting in real time by calling 844-369-8770 or, for international callers, 862-298-0840.  In addition, stockholders may submit questions they would like to have answered at the Annual Meeting by emailing those questions to mhargrave@enservco.com.

At the Meeting, Enservco will submit the following three proposals to its stockholders for approval:

1.     To elect six directors for the ensuing year;

2.     To ratify and approve the appointment of Plante & Moran, PLLC, as Enservco's independent registered accounting firm for the year ended December 31, 2020.

3.     To approve and adopt an amendment to our second amended and restated certificate of incorporation to effect, at the discretion of our Board of Directors (with the effectiveness or abandonment of such amendment to be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law) a reverse stock split of our shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-10 and not greater than 1-for-25, such exchange ratio to be determined by our Board of Directors at its sole discretion; and

4.     To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

The foregoing items of business are described more fully in the accompanying Proxy Statement.  Any other business that may properly come before the Meeting will also be conducted. The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors set May 5, 2020 as the record date for the Meeting. Only holders of record of our Common Stock as of close of business on May 5, 2020 will be entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof.

The Company recommends the approval of all the above-listed proposals. Please vote promptly by signing, dating and returning the enclosed proxy card, voting by telephone, or voting on the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials. In the event that a stockholder decides to attend the Meeting, it, he, or she may, if so desired, revoke the proxy by voting the shares in person at the Meeting. If you plan to attend the Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares.

EACH STOCKHOLDER, WHETHER OR NOT THE STOCKHOLDER PLANS TO ATTEND THE MEETING, IS REQUESTED TO VOTE BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR VOTING BY TELEPHONE OR INTERNET. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE THE PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

Sincerely,

Ian E. Dickinson
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF ENSERVCO’S

PROXY STATEMENT

We will be using the Securities and Exchange Commission’s Notice and Access rules, which allow us to make the proxy materials available on the Internet, as the primary means of furnishing Proxy Materials to stockholders. On or about May 11, 2020, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our Proxy Materials on the Internet and voting by telephone or on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of Proxy Materials. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at: www.edocumentview.com/ENSV.

2020 PROXY STATEMENT
TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
PROPOSAL NO. 1 ELECTION OF DIRECTORS	11
PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
PROPOSAL 3 – APPROVE AND ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK	16
BACKGROUND	16
REASONS FOR THE REVERSE STOCK SPLIT	17
BOARD DISCRETION TO IMPLEMENT THE REVERSE STOCK SPLIT	18
EFFECTS OF THE REVERSE STOCK SPLIT	18
CERTAIN RISKS AND POTENTIAL DISADVANTAGES ASSOCIATED WITH THE REVERSE STOCK SPLIT	20
EFFECTIVE DATE	20
EXCHANGE OF STOCK CERTIFICATES	21
TREATMENT OF FRACTIONAL SHARES	21
DISCRETIONARY AUTHORITY OF THE BOARD TO ABANDON THE REVERSE STOCK SPLIT	21
NO APPRAISAL RIGHTS	22
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT	22
APPROVAL OF STOCKHOLDERS OF THE PROPOSAL	24
CORPORATE GOVERNANCE	25
EXECUTIVE OFFICERS	32
EXECUTIVE COMPENSATION	33
COMPENSATION OF DIRECTORS	42
EQUITY COMPENSATION PLAN INFORMATION	44
ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION	44
OTHER MATTERS	44
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	45
STOCKHOLDER PROPOSALS - 2021 Annual Meeting of Stockholders	46
Appendix A -- Form of Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Enservco Corporation	47
Form of Proxy Card	50

ENSERVCO CORPORATION

999 18th Street, Suite 1925N
Denver, CO 80202

__________________________________________________________________________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 26, 2020 at 2:00 p.m. Mountain Time

___________________________________________________________________________

May 11, 2020

Fellow Stockholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Enservco Corporation (“Enservco” or the “Company”) of proxies to be used at the Annual Meeting of Stockholders (the “Meeting”) to be held at 999 18th Street, Suite 1925N, Denver, CO 80202 on June 26, 2020, at 2:00 p.m. local time, and at any adjournments or postponements thereof. Due to the evolving COVID-19 situation, we plan to conduct the meeting primarily via conference call format in order to safeguard the health of Enservco stockholders and employees. Stockholders participating via conference call may listen to the meeting in real time by calling 844-369-8770 or, for international callers, 862-298-0840.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or before May 11, 2020. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020. This Proxy Statement and the Annual Report are collectively referred to herein as the “Meeting Materials.”

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Notice and Access Model

We are making the Meeting Materials available to stockholders on the Internet under the SEC’s Notice and Access model. On or before May 15, 2020, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Meeting Materials. Accordingly, our Meeting Materials are first being made available to our stockholders on the Internet at www.edocumentview.com/ENSV, on or before May 15, 2020. The Notice includes instructions for accessing the Meeting Materials and voting by mail, telephone or on the Internet. You will also find instructions for requesting a full printed set of the Meeting Materials in the Notice.

We believe the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of proxy materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of the proxy materials on the Internet. If you received the Notice but would like to receive a full printed set of the proxy materials in the mail, you may follow the instructions in the Notice for requesting such materials.

Solicitation/Cost of the Meeting

The enclosed proxy is being solicited by the Company’s Board of Directors (the "Board"). The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the Company’s shares.

Record Date, Voting Rights, and Votes Required

Holders of shares of Enservco Common Stock (the “Common Stock”) at the close of business on May 5, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. As of the Record Date, 55,612,829 shares of Common Stock were outstanding.

For all Proposals, holders of Common Stock are entitled to one vote per share. Cumulative voting is not permitted in the election of directors or any of the proposals being submitted to the stockholders at the Meeting.

For all Proposals, the presence in person or by proxy of the holders of one-third of the votes entitled to be cast as of the Record Date constitute a quorum for the transaction of business at the Meeting. The presence in person or by proxy of the holders of votes entitled to be cast of at least 18,537,610 votes at the Meeting is required for a quorum.

In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

As to the election of directors under Proposal No. 1, the proxy card being provided by the Board enables a stockholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. If a quorum is present, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter is required to approve Proposal No. 2. As to this Proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. Abstentions and broker non-votes will not have an effect on this proposal.

Proposal No. 2 is advisory in nature and non-binding on the Company; however, our Board values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the Company’s independent auditor selection.

Proposal No. 3, approval of the proposal to approve and adopt the Amendment to our Second Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on such proposal. As to this Proposal, a stockholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal. Abstentions and broker non-votes will effectively be considered as votes against this proposal.

Voting

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive by the Meeting through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the slate of directors described herein, and “FOR” Proposals Nos. 2 and 3. Voting by proxy will not affect your right to attend the Meeting. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person. If you plan to attend the Meeting, please ensure that you have an admission ticket or other authorization from the record holder of your shares. Due to the possible effects of the COVID-19 virus emanating from social gatherings, we strongly encourage stockholders refrain from attending the Meeting in person.

Registered Holder

If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. To vote by internet or telephone, follow the instructions included in the Notice or, if you received printed materials, follow the instructions in the proxy card.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board as noted above.

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close on June 26, 2020 at 1:00 a.m. Mountain Daylight Time.

Beneficial Holder

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Meeting in order to vote. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders and Other Matters

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Meeting. Management and the Board of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters are properly presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

Forward-Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies, or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends, or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2019 and our Current Report on Form 8-K dated April 28, 2020. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

As of the May 5, 2020 the Company will have 55,612,829 shares of Common Stock issued and outstanding. The following table sets forth the beneficial ownership of the Common Stock as of the Record Date by each person who is a nominee of the Board and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s nominees and named executive officers as a group. To the extent any of the named stockholders own derivative securities that are vested or otherwise exercisable into shares of Common Stock these securities are included in the column regarding that stockholder's Common Stock beneficial ownership (as required by Rule 13d-3(a) promulgated under the Exchange Act and the material terms of such derivative securities are explained in the notes to the table.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Common Stock
Named Executive Officers and Nominees
Richard A. Murphy	11,312,319 (3)	20.3%
Ian E. Dickinson	2,030,000 (4)	3.7%
Keith J Behrens	-	*
Marjorie Hargrave	330,000 (5)	*
William A. Jolly	130,000 (6)	*
Robert S. Herlin	125,000 (7)	*
Christopher D. Haymons	100,000 (8)	*
All current executive officers and nominees as a group (7 persons)	14,027,319	25.2%

Notes to Security Ownership of Management and Board Nominees table shown above:

* The percentage of Common Stock beneficially owned is less than 1%.

(1)	The address of the beneficial owners in each case is c/o Enservco Corporation, 999 18th Street, Suite 1925N, Denver, CO 80202
(2)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(3)

Consists of (i) 73,900 shares of Common Stock owned directly by Mr. Murphy; (ii) options to acquire 100,000 shares of Common Stock to Mr. Murphy which are vested or will vest within 60 days; (iii) warrants to acquire 625,000 shares of common stock held by Cross River Partners, L.P. and (iv) 10,513,419 shares held by Cross River Partners, L.P. Mr. Murphy is the managing partner of Cross River Partners, L.P.

(4)	Consists of (i) 35,000 shares of Common Stock owned by Mr. Dickinson, (ii) 795,000 unvested restricted shares for which Mr. Dickinson has voting power, and (iii) options to acquire 1.2 million shares of Common Stock which are vested or will vest within 60 days.
(5)	Consists of (i) 55,000 shares of Common Stock owned by Ms. Hargrave and (ii) 245,000 of unvested restricted shares for which Ms. Hargrave has voting power.
(6)	Consists of (i) 30,000 shares of Common Stock owned by Mr. Jolly and (ii) options to acquire 100,000 shares of Common Stock which are vested or will vest within 60 days.
(7)	Consists of (i) 25,000 shares of Common Stock owned by Mr. Herlin and (ii) options to acquire 100,000 shares of Common Stock which are vested or will vest within 60 days.
(8)	Consists of options to acquire 100,000 shares of Common Stock which are vested or will vest within 60 days.

Security Ownership of Certain Beneficial Owners

As of May 5, 2020, the Company is not aware of any persons that beneficially own more than 5% of its outstanding Common Stock who do not serve as an executive officer or nominee of the Company, except as follows:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
Beneficial owners of more than 5% of outstanding Common Stock
Cross River Partners, L.P. 31 Bailey Ave, Suite D Ridgefield, CT 06877	11,138,419 (2)	20.0%
Leroy Landhuis c/o Alan Vancil 212 N. Wahsatch Ave., Suite 301 Colorado Springs, CO 80903	4,732,319 (3)	8.5%
DLH Family Trust ANZ House Main Road Avarua, Rarotonga, Cook Islands	3,033,660 (4)	5.5%

(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(2)

Warrants to acquire 625,000 shares of common stock held by Cross River Partners L.P. The following persons share voting and dispositive power with respect to the foregoing shares beneficially owned: Cross River Capital Management LLC (a Delaware limited liability company) and Richard Murphy, an individual and director of the Company. Consists of shares held by Cross River Partners, L.P. Mr. Murphy is the managing member of the general partner of Cross River Partners, L.P.

(3)	Based on information in a Schedule 13D report dated February 28, 2017 by Leroy Landhuis.
(4)

Based solely on information in a Form 4 filed November 23, 2015. The following persons share voting and dispositive power with respect to the foregoing shares beneficially owned: Michael Herman and his spouse.

Changes in Control

There are no arrangements known to the Company which may result in a change in control of the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The following persons, all whom are currently members of the Board, have been nominated by the Board for election to the Company’s Board:

Keith J. Behrens, Age 54     Mr. Behrens has served as a director for the Company since 2014. Mr. Behrens joined Stephens, Inc. in May 2009 as a Managing Director. Prior to joining Stephens, Inc. Mr. Behrens was a Co-Founder and a Managing Partner of Energy Capital Solutions. Mr. Behrens has over 25 years of investment banking experience with major investment banking firms including Bear Stearns and Wasserstein Perella. He has focused most of his career in covering primarily exploration and production companies as well as other energy-related companies. Mr. Behrens has generated and led the execution of various M&A, public & private equity and senior & mezzanine debt transactions representing in excess of 170 transactions and approximately $35 billion in transaction volume. In addition to his extensive transaction experience, Mr. Behrens served as Chairman of the IPAA’s 2013 Private Capital Conference and is active in several energy industry organizations. He was formerly on the Advisory Council for the Energy Management and Innovation Center at the University of Texas at Austin McCombs School of Business. Mr. Behrens received his BBA and MBA from the University of Texas at Austin.

Ian E. Dickinson, Age 49     Mr. Dickinson has served as the Company’s President and Chief Executive Officer and as a director for the Company since 2017. Mr. Dickinson joined the Company from Caddis Capital Investments, LLC (“Caddis”), an actively managed private equity firm, where he had been a partner since July, 2016. Prior to joining Caddis, Mr. Dickinson served as President and Chief Executive Officer of Premier Oilfield Equipment Company (“Premier”) from its acquisition by Altira Group, LLC in February, 2012, until July, 2016. Prior to that, Mr. Dickinson served as Senior Vice President of Finance at Startek, Inc. (“SRT”), a global contact center outsource services provider, from March 2011 until February, 2012, and as Managing Director at Slalom Consulting, LLC, leading the CFO Advisory Services practice from October, 2009 until March, 2011. His previous experience includes CFO and corporate development roles at several private equity and venture capital backed companies. Mr. Dickinson began his career in various and expanding leadership roles in finance and M&A at Quest Communications (acquired by CenturyLink), Nextel (acquired by Sprint), and ADT Security Services. Mr. Dickinson is a member of Young President Organization – Colorado Chapter, and currently serves on the Board of Directors of Fox Management, LLC and the ACE Scholarships Advisory Board. Mr. Dickinson is a graduate of Fort Lewis College in Durango, Colorado.

Christopher D. Haymons, Age 49     Mr. Haymons has served as a director for the Company since 2017. Mr. Haymons is co-founder and Partner of Industria Partners, LLC, a strategic advisory and merchant banking firm focused on providing capital, restructuring, and M&A services to energy and industrial companies. Prior to co-founding Industria, Mr. Haymons was a Partner at St. Charles Capital, LLC, where he played a senior leadership role as the founder and managing director of the Energy Services & Technology Group, until St. Charles Capital, LLC was acquired by KPMG LLP in 2014. Previously, he was senior managing director, head of Investment Banking and head of the Industrials Group for Headwaters MB. He began his career with Dain Bosworth and Green Manning & Bunch. Mr. Haymons brings to Enservco 25 years of experience in investment banking, corporate finance, M&A, and merchant banking transactions. He is a graduate of The Colorado College.

Robert S. Herlin, Age 65     Mr. Herlin has served as a director for the Company since 2015. Mr. Herlin is also Chairman of Evolution Petroleum Corporation, Houston, Texas, a company with a class of securities registered pursuant to Section 12 of the Exchange Act. He has served as a director of Evolution Petroleum since its inception in 2003, was elected Chairman of its Board of Directors in 2009 and served as Chief Executive Officer from inception through 2015. Mr. Herlin also serves on the Board of Directors of Well Lift Inc., a private company that was spun off from Evolution Petroleum and is the owner and marketer of the GARP artificial lift technology. Mr. Herlin is also President of AVL Resources, LLC, a private energy company, and is actively engaged in new venture funding and advising. Mr. Herlin has 30 years of experience in engineering, energy transactions, operations and finance with small independents, larger independents and major integrated oil companies. Since 2003 until early 2010, Mr. Herlin also served as a non-active Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients. From 2001 to 2003, Mr. Herlin served as Senior Vice President and Chief Financial Officer of Intercontinental Towers Corporation, an international wireless infrastructure venture. Mr. Herlin also served on the Board of Directors of Boots and Coots, Inc., an oil field services company, from 2003 until its sale to Halliburton Company in September 2010. Prior to 2001, Mr. Herlin served in various officer capacities for upstream and downstream oil and gas companies, both private and public. Mr. Herlin served on the Engineering Advisory Board for the Brown School of Engineering at Rice University from 2013 to 2016. Mr. Herlin graduated with honors from Rice University with B.S. and M.E. degrees in chemical engineering and earned an MBA from Harvard University.

William A. Jolly, Age 66     Mr. Jolly has served as a director for the Company since 2015. Mr. Jolly serves as an area chairman for the C12 group, which provides peer advisory services for middle market companies. Mr. Jolly served as a principal with Scarsdale Equities, a FINRA member broker/dealer in New York City where he focused on providing innovative banking solutions for small cap companies for 10 years. Mr. Jolly spent over 15 years with Procter & Gamble managing brands and subsidiaries in the U.S. and throughout Asia. Mr. Jolly then became Vice President for the Consumer Division of Scott Paper in Asia Pacific until it was acquired by Kimberly Clark. Mr. Jolly serves on the advisory board of ZetrOZ Systems, which develops non-invasive medical devices to accelerate tissue healing and relieve pain. Mr. Jolly received his undergraduate degree from Duke University and his M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Richard A. Murphy, Age 50 Mr. Murphy has served as a director for the Company since 2016. Mr. Murphy currently serves as the managing member of Cross River Capital Management, LLC the general partner of Cross River Partners, L.P., currently the largest stockholder of the Company. Mr. Murphy founded Cross River Partners, L.P. in April of 2002. Cross River Partners, L.P. invests in micro-cap and small-cap companies with market capitalizations up to $1.5 billion at the time of initial investment. Mr. Murphy’s primary responsibility as managing member is investment research, analysis of investment opportunities, and coordinating final investment decisions for Cross River Partners, L.P. Prior to founding Cross River Partners, L.P., Mr. Murphy was an analyst and asset portfolio manager with SunAmerica Asset Management, LLC from 1998 to 2002. Mr. Murphy also worked as an associate investment banker at ING Barings in its food and agricultural division in 1998 and he worked at Chase Manhattan Bank from 1992 to 1996. He also sat on the Advisory Board of CMS Bankcorp, Inc. and currently sits on the Applied Investment Management Board for the University of Notre Dame. Mr. Murphy serves on the Board of Directors for Williston Holding Company, Inc. a restaurant company. Mr. Murphy also serves on the Board of Trustees of Brooklyn Jesuit Prep, a not-for-profit secondary school serving low income families. Mr. Murphy received his MBA from the University of Notre Dame-Mendoza College of Business in 1998 and his bachelor’s degree in political science from Gettysburg College in 1992.

If elected, each director will serve for a one-year term and until his successor is elected and qualified.

Board Member Nominee Selection Criteria

The Company believes that each of the persons nominated for reelection to the Board have the requisite experience, qualifications, attributes and skills to enable the Board of Directors to effectively satisfy its oversight responsibilities. With regard to the nominees (each of whom is currently a member of our Board) the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

•

Keith J. Behrens: Mr. Behrens has served the Company’s Board of Directors since July 15, 2014. Mr. Behrens has over 23 years of investment banking experience with major investment banking firms including Bear Stearns and Wasserstein Perella. He has focused most of his career in covering primarily exploration and production companies as well as other energy-related companies. The Board believes Mr. Behrens’ extensive experience in M&A transactions in the energy-related field is valuable in the continued development and growth of the Company.

•

Ian E. Dickinson: Mr. Dickinson was appointed to the Company’s Board of Directors on May 9, 2017. Mr. Dickinson brings a strong track record in the areas of private equity, oilfield service equipment, M&A, and finance. The Board believes Mr. Dickinson’s prior leadership experience in the oil field services and finance industries is valuable to the Board of Directors as a whole.

•

Christopher D. Haymons: Mr. Haymons was appointed to the Company’s Board of Directors on January 27, 2017. The Board believes Mr. Haymons provides valuable transactional and analytical skills with respect to the oil field services industry within which the Company operates.

•

Robert S. Herlin: Mr. Herlin was appointed to the Company’s Board of Directors on January 15, 2015. Mr. Herlin was appointed at the same time to the Audit Committee of the Company’s Board of Directors. Mr. Herlin has 30 years of experience in engineering, energy transactions, and operations and finance of companies in the oil and gas sector. The Board believes Mr. Herlin’s experience and knowledge in the oil and gas sector are valuable to the Board of Directors as a whole.

•

William A. Jolly: Mr. Jolly was appointed to the Company’s Board of Directors and the Audit Committee on January 15, 2015. Mr. Jolly has previously served as a board member/advisor for several public companies. Mr. Jolly serves as an area chairman for the C12 group, which provides peer advisory services for middle market companies. In addition, Mr. Jolly served as a principal with Scarsdale Equities, a FINRA member broker/dealer in New York City where he focused on providing innovative banking solutions for small cap companies for over 10 years. The Board believes Mr. Jolly’s experience and knowledge advising public companies and experience in banking solutions for small cap companies are valuable to the Board of Directors as a whole.

•	Richard A. Murphy: Mr. Murphy was appointed to the company’s Board of Directors on January 19, 2016. He is the managing member of the general partner of the Company’s largest stockholder, Cross River Partners L.P. and has experience analyzing and evaluating micro-cap companies. The Board believes Mr. Murphy’s years of experience advising emerging growth companies are valuable to the Board of Directors as a whole.

Vote Required and Recommendation

Each share will count as one vote cast for the election of directors, and abstentions and broker non-votes will not be counted. To be elected each director must receive a plurality of the votes cast at the Meeting—the six individuals with the most votes will be elected to the Board. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees. Neither Management nor the Board of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF MESSRS. BEHRENS, DICKINSON, HAYMONS, HERLIN, JOLLY, AND MURPHY.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, with Enservco management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T and has received written disclosures from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s independence. The Audit Committee has discussed the independent auditor’s independence with representatives of the Company's independent auditor. Based on that review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included with the Company’s Form 10-K for the year ended December 31, 2019.

The Audit Committee
Robert Herlin, Chair
William A. Jolly

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the accounting firm of Plante & Moran, PLLC (“PM”) to serve as our independent registered public accounting firm for the 2020 fiscal year. We are asking our stockholders to ratify the selection of PM as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PM to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

To the Company’s knowledge, a representative from PM is expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Fees Billed

The following is a summary and description of fees for services provided by PM and EKS&H LLLP  (the auditing firm that was acquired by PM in 2018) for the years ended December 31, 2019 and 2018.

	2019	2018
Audit fees (1)	$ 161,000	$ 157,934
Audit-related fees (2)	—	—
Tax fees	14,471	—
All other fees (3)	36,636	—
Total	$ 212,107	$ 157,934

(1)

Audit Fees include professional services for the audit of our annual consolidated financial statements, reviews of the consolidated financial statements included in our Form 10-Q filings, audits of company provided employee benefit plans, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees comprise fees for professional services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements including review of the consolidated financial statements incurred in conjunction with registration statements.

(3)	All other fees include amounts billed for consultation provided to the Company.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent public accountants, and pre-approves all audit services and permissible non-audit services to be provided to the Company by the independent public accountants. The Audit Committee may, in its discretion, delegate the authority to pre-approve all audit services and permissible non-audit services to the Chairman of the Audit Committee provided the Chairman reports any delegated pre-approvals to the Audit Committee at the next meeting thereof. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services.

The Audit Committee approved of PM performing our audit and all other consultation services provided for the 2019 and 2018 fiscal years as set forth in the table above.

Vote Required and Recommendation of Board

Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Meeting. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers PM to be well-qualified to serve as the independent auditor for the Company and PM has experience since 2010 in doing so. However, even if the selection is ratified, the Board, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

APPROVE AND ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Background

On November 6, 2019 we received written notice (the “NYSE Notice”) from the NYSE American LLC (the “NYSE American”) that we are not in compliance with the continued listing standards set forth in Section 1003(a)(iii) of the NYSE American Company Guide. The NYSE American has determined that the continued listing of the Common Stock is predicated on us having a minimum price for the Common Stock. In order to become into compliance with the continued listing standards, we are seeking to effect a reverse stock split of the Common Stock. The NYSE American has informed us that we have until July, 2020 to demonstrate compliance.

Accordingly, our Board has approved proposed amendment (the “Amendment”) to our Certificate of Incorporation, that: would effect a share consolidation, or reverse stock split, of our outstanding Common Stock and Common Stock reserved for issuance, at an exchange ratio of not less than 1-for-10 (1:10) and not greater than 1-for-25 (1:25), as shall be determined in the sole discretion of the Board on the terms described in this proxy statement.

The number of authorized shares of Common Stock, which is currently 100,000,000 shares, will not be affected by the reverse stock split. The number of authorized shares of our preferred stock, which is currently 10,000,000 shares, will not be affected by the reverse stock split.

The effectiveness of the Amendment, and the implementation or abandonment of the reverse stock split, if approved, will be determined by our Board following the Annual Meeting. Our Board has recommended that the Amendment be presented to our stockholders for approval.

If our stockholders approve Proposal 3 amending our Second Amended and Restated Certificate of Incorporation to enact the reverse stock split, our Board will have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a reverse stock split and, if so, the number of shares of Common Stock within the stockholder-approved range (between 10 and 25 shares) which will be combined into one share of Common Stock. Our Board believes that stockholder approval of this range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders.

If, following stockholder approval of this proposal, the Board determines that it is the best interests of the Company and its stockholders to effect the reverse stock split, the Board would determine the reverse stock split ratio (within the approved range) and authorize the filing of the applicable amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the reverse stock split.  The text of the form of amendment to the Second Amended and Restated Certificate of Incorporation is set forth in Appendix A to this proxy statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the reverse stock split of the Common Stock.

If, following stockholder approval of this proposal, the Board elects to effect the proposed reverse stock split, then except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of the Common Stock would remain unchanged at $0.005 per share.

Our Board does not intend for the reverse stock split transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Reasons for the Reverse Stock Split

NYSE American Requirement for Continued Listing

Background:  As a direct result of the NYSE Notice, our Board’s primary objective in asking for authority to effect a reverse stock split is to increase the per-share trading price of the Common Stock on the NYSE American.

As a result of this NYSE Notice, the Board believes that it is no longer a mere option for our stockholders to approve a reverse stock split, but a financial necessity. The only way to help continue our listing on the NYSE American is to effect a stock split that would sufficiently raise the trading price for a sustained period to avoid NYSE American delisting.

Potential Adverse Effects of Delisting:  The Board has considered the potential harm to us of a delisting from NYSE American and believes that delisting from the NYSE American would materially and adversely affect us, including as follows:

•             we would be forced to seek to be traded on a less recognized or accepted exchange or market such as the OTC Bulletin Board or the “pink sheets;”

•             the trading price of the Common Stock would be adversely affected, including an increased spread between the “bid” and “asked” prices quoted by market makers;

•             the liquidity and marketability of shares of the Common Stock would be adversely affected, thereby reducing the ability of holders of the Common Stock to purchase or sell our shares as quickly and as inexpensively as they have done historically (if our stock is traded as a “penny stock,” transactions in our Common Stock would be more difficult and cumbersome);

•             our ability to access capital on terms favorable to us (or at all) would be adversely affected, as companies trading on the OTC Bulletin Board or “pink sheets” are viewed as less attractive investments with materially higher associated risks, such that existing or prospective institutional investors may be less interested in, or prohibited from, investing in the Common Stock (which may also cause the market price of the Common Stock to decline);

•             our relationships with vendors and customers may be adversely affected, as they may perceive our business less favorably, which would have a detrimental effect on our relationships with these parties.

Further, if we are required to move our Common Stock listing to the OTC Bulletin Board, or “pink sheets,” we will no longer be deemed a “covered security” under Section 18 of the Securities Act, and as a result, we will lose our exemption from certain state securities regulations.  Among other things, this means that granting equity incentives to our employees will be more difficult.

Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by our stockholders at the Annual Meeting, the actual reverse stock split will be effected, if at all, only upon a subsequent determination by the Board that the reverse stock split (with the actual reverse stock split exchange ratio to be determined by the Board within the stockholder-approved range, as described above) is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect of the reverse stock split on the market price of the Common Stock.   Notwithstanding approval of the proposed reverse stock split by the stockholders, the Board may, in its sole discretion, abandon the Amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect the reverse stock split. If the Board fails to implement the reverse stock split after stockholder approval, further stockholder approval would thereafter be required prior to implement any reverse stock split.

Effects of the Reverse Stock Split

Maintenance of Ownership Percentage: If the reverse stock split is approved and effected, each stockholder will own a reduced number of shares of Common Stock. This will affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the reverse stock split results in a stockholder owning a fractional share, as described below. The number of stockholders of record would not be affected by the reverse stock split.

Voting Rights:  Proportionate voting rights and other rights of the holders of the Common Stock would not be affected by the reverse stock split, other than as a result of rounding up each fractional share amount to the next whole share amount, as described below. For example, a holder of 1% of the voting power of the outstanding shares of the Common Stock immediately prior to the reverse stock split would continue to hold 1% of the voting power of the outstanding shares of Common Stock after the reverse stock split, regardless of the exchange ratio chosen by the Board.

Equity Incentive Plans: All shares of the Common Stock subject to outstanding equity awards (including stock options and stock appreciation rights) under our 2016 Plan and our 2010 Plan (collectively, with the 2016 Plan, the “Plans”) and the number of shares of Common Stock which have been authorized for issuance under the Plans but as to which no equity awards have yet been granted or which have been returned to respective Plan pools upon cancellation or expiration of such equity awards, will be converted on the effective date of the reverse stock split in proportion to the reverse split ratio of the reverse stock split (subject to adjustment for fractional interests). In addition, the exercise price of outstanding stock awards will be proportionately increased such that approximately the same aggregate price will be required to be paid after the reverse stock split as immediately preceding the reverse stock split. No fractional shares with respect to the shares subject to the outstanding equity awards (including stock options and stock appreciation rights) under our Plans will be issued following the reverse stock split. Therefore, if the number of shares subject to any outstanding equity awards under our Plans immediately before the reverse stock split is not evenly divisible (in other words, it would result in a fractional interest following the reverse stock split), the number of shares of Common Stock subject to such equity award (including upon exercise of stock options and stock appreciation rights) will be rounded up to the nearest whole number. This will result in an increase to the proportion of shares reserved for issuance under our Plans to the number of authorized shares of Common Stock following the reverse stock split.

As of May 5, 2020, there were options to purchase 1,460,667 shares outstanding, 926,666 options had been exercised pursuant to the 2016 Plan, and 1,395,833 Restricted Stock Award shares outstanding under the 2016 Plan. As of May 5, 2020, there were options to purchase 274,666 shares which remain outstanding under the 2010 Plan.

Summary Table Regarding the Effects of the Reverse Stock Split

The following table contains approximate information relating to the Common Stock based upon certain reverse stock split ratios within the range that has been submitted for stockholder approval, and based on share information as of May 5, 2020.

	Pre-Reverse Split	Post-Split (1:10)	Post-Split (1:25)
Total Authorized Shares of Common Stock	100,000,000	100,000,000	100,000,000
Outstanding Shares of Common Stock	55,612,829	5,561,283	2,224,513
Treasury Stock	103,600	10,360	4,144
Outstanding Stock Options and Warrants	2,390,333	239,033	95,613

No fractional shares of the Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common stock pursuant to the reverse stock split will have their fractional shares rounded up to the nearest whole share amount, as explained more fully below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split would not affect the registration of the Common Stock under the Exchange Act. After the reverse stock split, the Common Stock would continue to be reported on the NYSE American under the symbol “ENSV.”

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

If the reverse stock split is implemented, some stockholders may consequently own less than one hundred shares of the Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

The effect of the reverse stock split upon the market prices for the Common Stock cannot be accurately predicted. However, there is a risk of decreases in stock price performance in the near-term trading period after effectiveness of the reverse stock split. In particular, there is no assurance that the price per share of the Common Stock after the reverse stock split will increase in a manner directly proportionate to our reverse stock split ratio so as to cause our market capitalization (and the value of our stockholders’ respective Common Stock holdings) to remain the same.  Further, there can be no assurance that the market price of the Common Stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that approval of the reverse stock split will not adversely impact the market price of the Common Stock.

In addition, if the reverse stock split is implemented, we cannot assume nor conclude that the Common Stock will be more attractive to investors or that the liquidity of the Common Stock will increase since there would be a reduced number of shares outstanding after the reverse stock split.

Effective Date

If the proposed reverse stock split is approved at our Annual Meeting and the Board elects to proceed with a reverse stock split within the stockholder-approved range, the reverse stock split would become effective as of the filing (the “Effective Time”) of the applicable certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of the Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board (within the approved range).

If the Board elects to effect a reverse stock split, before we file the amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, we intend to issue a press release announcing the terms, including the reverse stock split ratio, as well as the effective date of the reverse stock split.

Exchange of Stock Certificates

As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. Computershare will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. Beginning on the effective date of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Treatment of Fractional Shares

In lieu of any fractional shares to which a holder of the Common Stock would otherwise be entitled as a result of the reverse stock split, we shall round up each such fractional shares to the nearest whole share amount.  We expect that this will result in a slight increase in the overall number of shares outstanding after the split than if we were to elect payment of cash for fractional shares, but the effect on stockholders’ respective ownership percentages will be negligible.

Discretionary Authority of the Board to Abandon the Reverse Stock Split

The Board reserves the right to abandon the reverse stock split without further action by our stockholders at any time before the effectiveness of the Amendment, even if the reverse stock split has been authorized by our stockholders. By voting in favor of the reverse stock split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the reverse stock split, if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to U.S. Holders (as defined below) of the Common Stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder of the Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse stock split.

This discussion is limited to U.S. Holders that hold the Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the alternative minimum tax and the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders subject to special rules, including, without limitation:

•         U.S. expatriates and former citizens or long-term residents of the United States;

•         U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•         persons holding the Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•         banks, insurance companies, and other financial institutions;

•         real estate investment trusts or regulated investment companies;

•         brokers, dealers or traders in securities;

•         corporations that accumulate earnings to avoid U.S. federal income tax;

•         partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•         tax-exempt organizations or governmental organizations;

•         persons deemed to sell the Common Stock under the constructive sale provisions of the Code;

•         persons holding the Common Stock as “qualified small business stock” within the meaning of Section 1202 of the Code;

•         persons subject to special tax accounting rules as a result of any item of gross income with respect to the Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•         persons who hold or receive the Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•         tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds the Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding the Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. U.S. HOLDERS OF THE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of the Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•           an individual who is a citizen or resident of the United States;

•           a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•           an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•           a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The reverse stock split should constitute a tax-free “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split. A U.S. Holder’s aggregate tax basis in the shares of the Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. Holder’s holding period in the shares of the Common Stock received should include the holding period in the shares of the Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of the Common Stock surrendered to the shares of the Common Stock received pursuant to the reverse stock split. U.S. Holders of shares of the Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Approval by the Stockholders of the Proposal

Approval of the proposal to approve and adopt the Amendment requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on such proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK.

CORPORATE GOVERNANCE

The Board is committed to sound and effective governance practices, which help us compete more effectively, sustain our success, and build long-term stockholder value. The Board reviews the Company's governance policies and business strategies, and advises and counsels the executive officers who manage the Company.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board held four formal in-person or telephonic meetings during the fiscal year ended December 31, 2019 and acted by unanimous consent four times during 2019. The incumbent directors each attended 100% of the board meetings held during 2019. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.

Board members are not required to attend the annual stockholder meeting. The Company last held an annual meeting of stockholders on June 3, 2019, and six Board members were in attendance, either in person or telephonically.

Committees of the Board

Audit Committee

The Board established the Audit Committee on May 29, 2013, in accordance with Section 3(a)(58)(A) of the Exchange Act and then NYSE MKT Rule 803(B) as modified for smaller reporting companies by then NYSE MKT Rule 801(h). The Audit Committee was established to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

The members of our Audit Committee are Messrs. Herlin and Jolly. Mr. Herlin is chairman of the Audit Committee. On May 1, 2017, and each subsequent Audit Committee meeting thereafter, the Board determined that Mr. Herlin and Mr. Jolly were independent under SEC Rule 10A-3(b)(1) and NYSE American Rule 802(a). The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. No members of the Audit Committee have been qualified as an audit committee financial expert, as defined in the applicable rules of the SEC, because the Board believes that the Company’s status as a smaller reporting company does not require expertise beyond financial literacy. The Audit Committee held four meetings during the year ended December 31, 2019.

The Audit Committee meets quarterly with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee meets with the independent auditors at least on a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

We have adopted an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at http://www.enservco.com.

No Nominating Committee

Enservco has not established a nominating committee. Under the NYSE American Rule 804(a), if there is no nominating committee, nominations must be made by a majority of the independent directors. In accordance with this rule, the independent members of the Board are responsible for identifying and nominating appropriate persons to become members of the Board, as necessary. In identifying Board candidates, it is the Company's goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of the Company, while also reviewing other appropriate factors. Enservco believes that this method of identifying, evaluating, and nominating members to join the Board is appropriate given Enservco's status as a smaller reporting company for SEC purposes.

In order to comply with NYSE American rules, Enservco has adopted a nomination procedure in its Bylaws by which eligible stockholders may nominate a person to the Board. Such procedure was amended by the Board on March 16, 2015. That procedure is as follows:

Enservco will consider all recommendations from any person (or group) who holds and has (or collectively if a group have) held more than 5% of Enservco’s voting securities for longer than one year. Any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination (“Notification”) to Enservco’s corporate secretary by the date mentioned in the most recent proxy statement or information statement under the heading “Proposal From Stockholders” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5, and in that notification must provide the following additional information to Enservco:

•

Name, address, telephone number and other methods by which Enservco can contact the stockholder submitting the Notification and the total number of shares beneficially owned by the stockholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

•

If the stockholder owns shares of Enservco’s Common Stock other than on the records of Enservco, the stockholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

•

Information from the stockholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of Enservco, and other information regarding the stockholder any other persons associated with the stockholder that would be required under Items 4 and 5 of SEC Schedule 14A were the stockholder or other persons associated with the stockholder making a solicitation subject to SEC Rule 14a-12(c); and

•	All information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, which shall be in a form reasonably acceptable to Enservco.

Compensation Committee

The Board established the Compensation Committee in November, 2017. The Board has appointed Messrs. Jolly, Herlin, and Murphy to the Compensation Committee, each of whom the Board has determined is independent pursuant to the independence tests under the NYSE American Company Guide. The Compensation Committee is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers. The Compensation Committee held three meetings during the year ended December 31, 2019.

Pursuant to the NYSE American rules, the independent members of Enservco's Board determine the compensation of our Chief Executive Officer. The Board believes that this is appropriate given that Enservco is a smaller reporting company and these compensation decisions are made by the independent directors. The process and procedures for establishing executive compensation are discussed in the "Executive Compensation" and "Compensation of Directors" sections located elsewhere in this proxy statement.

We have adopted a Compensation Committee Charter that provides for the establishment of the Compensation Committee and sets out its duties and responsibilities. The Compensation Committee reviews and reassesses the adequacy of the Compensation Committee Charter on an annual basis. The Compensation Committee Charter is available on our Company website at http://www.enservco.com.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has not designated a lead independent director. The roles of Chief Executive Officer and Chairman are presently separated, and Richard A. Murphy serves as the Chairman of the Board.

Board’s Role and the Role of the Audit Committee in Risk Oversight

While management is charged with the day-to-day management of risks that Enservco faces, the Board and Audit Committee are responsible for oversight of risk management. The Board and the Audit Committee have responsibility for general oversight of risks facing the Company.  Specifically, the Audit Committee reviews and assesses the adequacy of Enservco’s risk management policies and procedures with regard to identification of Enservco’s principal risks, both financial and non-financial, and review updates on these risks from our Chief Financial Officer and Chief Executive Officer. The Audit Committee also reviews and assess the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Director Independence

The Company utilizes the definition of “independent director” as it is set forth in Section 803A(2) of the NYSE American LLC Company Guide. Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships). Based on the foregoing criteria, Messrs. Behrens, Haymons, Herlin, Jolly, and Murphy are considered independent directors and have been confirmed as such by the Board.

Further information regarding enhanced independence standards applicable to directors who serve on the Company's Audit Committee, and directors who participate in the determination of the compensation of our Chief Executive Officer, can be found in the Corporate Governance section elsewhere in this proxy statement, under the headings "Audit Committee" and "No Compensation Committee".

Board of Directors – Composition, Qualifications and Attributes; Board Diversity

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company does not currently have a separate nominating (or similar) committee and, as further discussed above, given the Company’s small size, the Company does not yet believe such a committee is necessary. However, as the Company grows, it may consider establishing a separate nominating committee.

Under the NYSE American LLC Company Guide 804(a), if there is no nominating committee, nominations must be made by a majority of the independent directors. In accordance with this rule, the independent members of the Board are responsible for identifying and appointing appropriate persons to become members of the Board, as necessary. In identifying Board candidates, it is the Company's goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of the Company, while also reviewing other appropriate factors. Enservco believes that this method of identifying, evaluating, and nominating members to join the Board is appropriate given Enservco's status as a smaller reporting company.

The Board does not have a formal diversity policy. The Board considers candidates that will make the Board as a whole reflective of a range of talents, skills, diversity, and experience.

Related Party Transactions Policy and Procedures

The Board has adopted a written policy that establishes a framework for the review and approval or ratification of transactions between the Company and its related parties and/or their respective affiliated entities. We refer to this policy as our "Related Party Transactions Policy". The Related Party Transactions Policy is available on our website at www.enservco.com.

Pursuant to this policy, "Related Parties" includes our executive officers and directors, any nominee for director, beneficial owners of 5% or greater of the Company's voting securities, and the immediate family members any of the foregoing persons. An "Immediate Family Member" of a Related Party means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person sharing a household with the Related Party, other than a tenant or employee.

A "Related Party Transaction" includes:

•	any transaction or relationship directly or indirectly involving a Related Party that would need to be disclosed under Item 404(a) of SEC Regulation S-K;
•	any material amendment or modification to an existing Related Party Transaction; and
•	any transaction deemed by the directors or the Company's legal counsel to be a Related Party Transaction.

Under the Related Party Transactions Policy, Related Party Transactions are prohibited, unless approved or ratified by the disinterested directors of the Company. A Related Party Transaction entered into without pre-approval is not invalid, unenforceable, or in violation of the policy, provided that such transaction is brought to the disinterested directors as promptly as reasonably practical after it is entered into, and such transaction is ratified.

The Company's executive officers, directors, and nominees for director are required to promptly notify the Board and the Company's legal counsel of any proposed Related Party Transaction. The Company's disinterested directors will review such transaction, considering all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit and perceived benefit (or lack thereof) to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Party's direct or indirect interest, and the actual or apparent conflict of interest of the Related Party. The disinterested directors may not approve or ratify a Related Party Transaction unless they have determined that upon consideration of all relevant information, the proposed Related Party Transaction is in, or not inconsistent with, the best interests of the Company and its stockholders.

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors, nominees, and significant stockholders since January 1, 2018 or otherwise outstanding as of the Record Date.

Subordinated Loan Agreement entered into with Cross River Partners, L.P.

On June 28, 2017, the Company entered into a subordinated loan agreement (the “Subordinated Loan Agreement”) with Cross River Partners, L.P., ("Cross River"), which documents the Company’s obligations to Cross River with respect to the financial accommodations made to the Company by Cross River in connection with the Tenth Amendment to the Company Amended and Restated Revolving Credit and Security Agreement with PNC Bank. In connection with the Subordinated Loan Agreement, on June 28, 2017, the Company delivered two subordinated promissory notes to Cross River in the amounts of $1 million and $1.5 million, respectively (each a “Note”, collectively, the “Notes” and, together with the Subordinated Loan Agreement, the “Subordinated Loan Documents”). The Notes each have a maturity date of June 28, 2022 (the “Maturity Date”) and bear interest at a fixed per annum rate of 10.0%.

On August 10, 2017, the Company entered into the Loan and Security Agreement with East West Bank (the "2017 Credit Agreement"), which replaced the 2014 Credit Agreement. In relation to the 2017 Credit Agreement, on August 7, 2017, Cross River entered into a subordination agreement with East West Bank. The Company began making quarterly payments of accrued interest under each Note on July 1, 2017 and will continue making such interest only payments until all of the Company’s obligations under the 2017 Credit Agreement have been satisfied. Once all of the Company’s obligations under the 2017 Credit Agreement have been satisfied, the Company will begin making quarterly payments of principal (based on an amortization schedule of 10 years) plus interest until the Maturity Date. On the Maturity Date, all amounts still outstanding under the Notes will become due and payable. The Company has the right to prepay the outstanding balance of all principal and interest of either or both Notes, in whole, subject to a prepayment penalty equal to the total interest that would have been due and payable on the next two quarterly payments following such prepayment.

In connection with the Subordinated Loan Agreement, on June 28, 2017, the Company issued Cross River two five-year warrants (the “Warrants”) to buy an aggregate total of 1,612,902 shares of the  Common Stock at an exercise price of $0.31 per share, the average closing price of the Common Stock for the 20 day period ended May 11, 2017. These warrants were exercised on June 29, 2018. Proceeds from the exercise of the warrants in the amount of $500,000 were used to reduce the subordinated debt balance.

On November 11, 2019 Enservco and Cross River Partners, L.P. entered into an Amended and Restated Subordinated Loan Agreement that increased the principal of the subordinated debt by $500,000 from $2.0 million to $2.5 million and provided Cross River Partners with an additional five-year warrant, fully vested, to purchase 625,000 shares of the common stock at an exercise price of $0.20 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Enservco’s directors and officers and any persons who own more than ten percent of Enservco’s equity securities, to file reports of ownership and changes in ownership with the SEC. All directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed. Based solely on our review of the copies of Forms 3, 4 and any amendments thereto furnished to us during the fiscal year completed December 31, 2019, we believe that during the Company’s 2019 fiscal year all of our named executive officers, directors, and greater than ten percent stockholders filed the required reports on a timely basis under Section 16(a) of the Exchange Act.

Code of Business Conduct and Whistleblower Policy

On July 27, 2010, our Board adopted a Code of Business Conduct and Whistleblower Policy (the “Code of Conduct”) which the Board updated on May 29, 2013. The Code of Conduct applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct establishes standards and guidelines to assist our directors, officers, and employees in complying with both the Company’s corporate policies and with the law and is posted at our website: www.enservco.com. Additionally, a copy of our Code of Conduct was filed as an exhibit to our Current Report on Form 8-K dated July 27, 2010 and the amended Code of Conduct was filed as an exhibit to a Current Report on Form 8-K dated May 29, 2013.

Insider Trading Policy

On June 22, 2016, our Board approved a new Insider Trading Policy. The Insider Trading Policy applies to all of our officers, directors, and employees. Our Insider Trading Policy is posted at our website: www.enservco.com. Additionally, a copy of our Insider Trading Policy was filed as an exhibit to our Current Report on Form 8-K dated June 22, 2016.

Policy on Trading Blackout Period

On August 16, 2013, our Board adopted the Company's Policy on Trading Blackout Periods; Benefits Plans; and Section 16 Reporting (the “Blackout Policy”), which the Board amended on June 25, 2015. The Blackout Policy applies to all of our officers, directors, and employees. Our Blackout Policy is posted at our website www.enservco.com. In addition, a copy of Blackout Policy was filed as an exhibit to our Current Report on Form 8-K, dated June 25, 2015.

Communications with Directors

                Stockholders and other interested parties may communicate with any of our independent directors, including committee chairs, by using the following address:

                Enservco Corporation

                Board of Directors

                c/o Corporate Secretary

                999 18th Street, Suite 1925N

                Denver, CO 80202

The Corporate Secretary of the Company reviews communications to the independent directors and forwards the communications to the independent directors as appropriate. All such communications should identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. Our Corporate Secretary will make copies of all such communications and circulate them to the appropriate director or directors. Communications involving substantive accounting or auditing matters will be immediately forwarded to the Chair of the Audit Committee. Communications that pertain to non-financial matters will be forwarded promptly to the appropriate committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitation or advertisements; product related inquiries; junk mail or mass mailings; resumes or other job related inquiries; spam and overly hostile, threatening, potentially illegal, or similarly unsuitable communications.

EXECUTIVE OFFICERS

The age, business experience, and current position of each person who currently serves as an executive officer of Enservco are as follows.

Ian E. Dickinson, Age 49 - Biographical information for Mr. Dickinson is provided in the section “Proposal No. 1 – Election of Directors” elsewhere in this proxy statement.

Marjorie Hargrave, age 56 - Ms. Hargrave previously provided consulting services to various companies in the areas of finance, administration, accounting, risk mitigation, human resources, and investor relations from 2016 until joining the Company in 2019. Prior to her consulting work, Ms. Hargrave served as Chief Financial Officer and Senior Vice President of Strategic Planning for CTAP, LLC, a privately held distributor of tubing and casing throughout the United States, from 2010 to 2016. Ms. Hargrave also served as Chief Financial Officer of High Sierra Energy, LP, a start-up energy company that focused on midstream acquisitions, from 2005 to 2009. Ms. Hargrave’s previous experience also includes management and associate roles with Black Hills Corporation, Xcel Energy, and Merrill Lynch & Co. Ms. Hargrave earned a bachelor’s degree in economics from Boston University, and a master’s degree in economics from New York University.

Significant Employees

There are no significant employees of Enservco other than its executive officers named above.

EXECUTIVE COMPENSATION

The following table sets out the compensation received for the fiscal years ended December 31, 2019 and 2018 in respect to each of the individuals who served as the Company’s executive officers at any time during the last fiscal year, as well as the Company’s two most highly compensated executive officers (collectively referred to herein as the “NEOs”). The table does not include transactions subsequent to December 31, 2019.

Name and Principal Position	Fiscal Year	Salary	Bonus and Other	Stock Awards (1)		Option Awards (2)		Non-Equity Incentive Plan Compensation (12)	Non-Qualified Deferred Plan Compensation	All Other Compensation (3)	Total
Ian E. Dickinson	2019	$285,000	$142,500	$138,732	(5)	$71,679	(4)	$-	$-	$23,985	$661,896
CEO and President	2018	$274,904	$75,000	$189,406		$71,679		$142,500	$-	$22,900	$776,388

Marjorie Hargrave(8)	2019	$92,462	$-	$155,100	(9)	$-		$-	$-	$4,643	$252,205
Chief Financial Officer	2018	$-	$-	$-		$-		$-	$-	$-	$-

Dustin Bradford (10)	2019	$124,103	$61,250	$-		$3,551	(11)	$-	$-	$5,271	$194,175
Former CFO and Treasurer	2018	$170,385	$20,250	$187,680		$3,551		$61,250	$-	$19,874	$462,900

Kevin Kersting (6)	2019	$225,910	$78,750	$82,266		$-		$-	$-	$477	$387,403
Former Chief Operating Officer	2018	$129,808	$-	$306,360	(7)	$-		$78,750	$-	$146	$515,064

(1) Stock awards reflect the grant date fair of the awards determined in accordance with ASC Topic 718. The assumptions and methodologies used in the calculations of these amounts are set forth in Note 10 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019. Under generally accepted accounting principles, compensation expense with respect to stock awards granted to our executive officers is generally recognized over the vesting periods applicable to the awards. The SEC disclosure rules require that we present stock award amounts in the applicable row of the table above using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest).

(2) Amounts represent the calculated fair value of stock options granted to the named executive officers which vested during the year based on provisions of ASC 718-10, Stock Compensation. See Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model.

(3) Represents: (i) health, life, dental and vision insurance premiums; and (ii) matching contributions to the Company’s 401(k) plan incurred on behalf of Mr. Dickinson, Ms. Hargrave, Mr. Kersting, and Mr. Bradford.

(4) Amount represents the calculated grant date fair value of stock options to purchase 400,000 shares of Common Stock that vested during 2019.

(5) This award is subject to performance conditions. If the highest level of all conditions are met, the value of the award would be $227,430.

(6) Mr. Kersting was appointed our Chief Operating Officer on May 21, 2018.

(7) This award is subject to performance conditions. If the highest level of all conditions are met, the value of the award would be $414,000.

(8) Ms. Hargrave was appointed our Chief Financial Officer on July 24, 2019.

(9) This award is subject to performance conditions. If the highest level of all conditions are met, the value of the award would be $65,835.

(10) Mr. Bradford resigned as Chief Financial Officer on July 24, 2019.

(11) Amount represents the calculated grant date fair value of stock options to purchase 16,667 shares of Common Stock which vested during 2019.

(12) There were no executive bonuses paid relating to 2019. The 2018 bonus represents 2018 short-term incentive bonuses earned in 2018 and paid subsequent to 2018. Sixty percent of the incentive was based on achieving an EBITDA target, which was not met, 20% of the bonus was based on a safety target which achieved 50% of the target, and 20% of the bonus was discretionary which was paid out at twice the allocated percentage amount.

Narrative Disclosure to Summary Compensation Table

Compensation Committee. The Board established the Compensation Committee in November, 2017. The Board has appointed Messrs. Jolly, Herlin, and Murphy to the Compensation Committee, each of whom the Board has determined is independent pursuant to the independence tests under the NYSE American Company Guide. The Compensation Committee reviews and approves the terms and structure of the compensation of the Company’s executive officers.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.     The executive's leadership and operational performance and potential to enhance long-term value to the Company's stockholders;

2.     The Company's financial resources, results of operations, and financial projections;

3.     Performance compared to the financial, operational, and strategic goals established for the Company;

4.     The nature, scope, and level of the executive's responsibilities;

5.     Competitive market compensation paid by other companies for similar positions, experience, and performance levels; and

6.     The executive's current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward. The entire Board remains responsible for significant changes to, or adoption, of new employee benefit plans.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

■     Base salary;

■     Annual short-term incentive plan compensation (cash bonus awards);

■     Long-term incentive compensation (equity awards); and

■     Other employment benefits.

Base Salary

Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

The Company’s named executive officers (being Messrs. Dickinson and Hargrave) receive base salaries in accordance with the terms of their respective employment agreements (which are described below).

Cash Bonuses

Historically, discretionary cash bonuses were another element of our compensation plan. These discretionary cash bonuses provided executive officers and other employees with the potential to receive a portion of their annual cash compensation as a cash bonus in order to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint. We did not establish a set formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

In 2018, we adopted the 2018 Short Term Incentive Plan (“2018 STIP”) in order to motivate and reward our named executive officers for meeting or exceeding corporate performance goals. Under the 2018 STIP, the Compensation Committee set target opportunities of 100% of base salary for our CEO, and 70% of base salary for our CFO and COO. The Compensation Committee also determined that 60% of the total cash incentive bonus for each named executive officer should be based on the Company’s attainment of a threshold ratio of EBITDA to debt, 20% should be based on the Company’s achievement of certain safety goals, and 20% should be discretionary at the discretion of the Compensation Committee, in each case subject to the Compensation Committee’s further adjustment in order to realign with corporate goals.

In reviewing the performance of the Company for 2019, the Compensation Committee determined that cash bonus awards would not be paid out for 2019. This determination was based on the Compensation Committee’s evaluation of corporate objectives during 2019.

Equity-Based Compensation

Each of the Company’s executive officers are eligible to be granted awards under the Company’s equity compensation plans. The Company believes that equity-based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have one active equity incentive plan for our management and employees, the 2016 Stock Incentive Plan (the "2016 Plan"), and one dormant equity incentive plan for our management and employees, the 2010 Stock Incentive Plan (the "2010 Plan"), pursuant to which there are still outstanding awards.

Historically, in determining whether to grant awards and the amount of any awards, the Company took into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package. In 2018, the Company adopted the Long-Term Incentive Plan (“2018 LTIP), which is intended to balance the short-term orientation of other compensation elements, further align management and shareholder interests, focus named executive officers on achievement of long-term results, and retain executive talent. The Company’s named executive officers and senior managers are eligible to receive awards under the 2018 LTIP. All awards granted under the 2018 LTIP are made pursuant to the 2016 Plan.  Awards granted during 2019 under the 2018 LTIP contain the following terms: (i) 60% shall vest upon the Common Stock achieving a 90-day moving average price of at least $1.85 per share and (ii) 40% shall vest upon the Company achieving a ratio of trailing twelve-month debt to EBITDA ratio of 1.50 to 1.0. Awards granted in 2018 under the 2018 LTIP contain the following terms: (i) 60% shall vest upon the Common Stock achieving a 90-day moving average price of at least $2.25 per share and (ii) 40% shall vest upon the Company achieving a ratio of trailing twelve-month debt to EBITDA ratio of 1.50 to 1.0.

The Company has granted restricted stock and stock options to each of its executive officers as described above in the table entitled “Security Ownership of Management, Directors, and Certain Beneficial Owners” and below in the table entitled “Stock Options, Stock Awards, and Equity Incentive Plans.”

Forfeiture and Grant of Stock Options

The Compensation Committee granted restricted stock awards to Mr. Dickinson, Ms. Hargrave, and Mr. Kersting for fiscal year 2019 under the 2016 Plan. On June 14, 2018 the Compensation Committee approved granting Mr. Dickinson 570,000 shares of restricted stock, and Mr. Kersting 330,000 shares of restricted stock, however, Mr Kersting forfeited his unvested restricted shares in connection with his resignation. In conjunction with her employment agreement, on July 23, 2019 Ms. Hargrave was granted 330,000 shares of restricted stock.

On June 14, 2018 the Compensation Committee approved granting Mr. Dickinson 225,000 shares of restricted stock, Mr. Kersting 300,000 shares of restricted stock, and Mr. Bradford 175,000 shares of restricted stock.

Other Compensation/Benefits

Another element of the overall compensation is through providing our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers. Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers.

Declared Discretionary Bonuses

As indicated above, during 2019, the Board did not award any discretionary bonuses to the executive officers. During 2018, the Board awarded discretionary bonuses to Messrs. Dickinson, Kersting, and Bradford as shown in the Summary Compensation Table above.

Employment Agreements

We have entered into employment agreements with Mr. Dickinson and Ms. Hargrave. We previously entered into employment agreements with Messrs. Bradford and Kersting.

Ian E. Dickinson – Mr. Dickinson is Chief Executive Officer and President of the Company. Mr. Dickinson entered into an employment agreement effective May 9, 2017 (the “Dickinson Employment Agreement”). Pursuant to the Dickinson Employment Agreement, Mr. Dickinson receives an annual base salary of $285,000 and is eligible each year to receive a discretionary bonus in addition to his base salary, which will be awarded in such amounts as the Board may determine. Mr. Dickinson was also granted stock options to purchase 1,200,000 shares of Common Stock. The exercise price of the stock options is $0.30 per share. The stock options vest in one third installments, the first of which vested on May 9, 2017, the second of which vests on May 9, 2018 and the third of which vested on May 9, 2019, provided that Mr. Dickinson continues to be employed by the Company on those dates. The Dickinson Employment Agreement provides for severance compensation if Mr. Dickinson is terminated without cause or upon a change of control. The Dickinson Employment Agreement also contains other standard provisions contained in agreements of this nature, including confidentiality and non-competition provisions as well as eligibility for discretionary bonuses and long-term incentive awards.

Marjorie Hargrave - Ms. Hargrave is the Chief Financial Officer of the Company. Ms. Hargrave entered into an employment agreement effective July 24, 2019 (the "Hargrave Employment Agreement" Pursuant to the Hargrave Employment Agreement, Ms. Hargrave receives an annual base salary of $230,000. In addition, Ms. Hargrave is eligible each year to receive a discretionary bonus in addition to her base salary, which will be awarded in such amounts as the Board will determine. Ms. Hargrave was also granted 330,000 restricted shares of common stock (the “Restricted Shares”), half of which are time-vested, and half of which are performance-vested. The time-vested Restricted Shares will vest in one-third installments on each of January 23, 2020, January 23, 2021, and January 23, 2022, provided that Ms. Hargrave continues to be employed by the Company on those dates. The performance-vested Restricted Shares are subject to two performance metrics: (i) 99,000 Restricted Shares will vest upon the Company achieving a 90-day moving average stock price of at least $1.85 per common share, adjusted for stock splits, and (ii) 66,000 Restricted Shares will vest upon the Company achieving a ratio of Trailing Twelve Month EBITDA to Consolidated Debt of 1.0 to 1.5, in each case subject to Ms. Hargrave’s continued employment with the Company. The Hargrave Employment Agreement provides for severance compensation if Ms. Hargrave is terminated without cause or upon a change of control. The Hargrave Employment Agreement also contains other standard provisions contained in agreements of this nature, including confidentiality and non-competition provisions as well as eligibility for discretionary bonuses and long-term incentive awards.

Kevin Kersting – Mr. Kersting was the Chief Operating Officer of the Company. Mr. Kersting entered into an employment agreement effective May 21, 2018 (the "Kersting Employment Agreement). Pursuant to the Kersting Employment Agreement, Mr. Kersting received an annual base salary of $225,000 and was eligible each year to receive a discretionary bonus. Mr. Kersting resigned from the Company, effective February 14, 2020.

Dustin Bradford – The Company and Dustin Bradford entered into an Employment Agreement on April 23, 2018, effective January 31, 2018 (the “Bradford Employment Agreement”). Pursuant to the Bradford Employment Agreement, Mr. Bradford received an annual base salary of $175,000.

Effective July 24, 2019, Dustin Bradford resigned as Chief Financial Officer and all other positions he held with the Company and its subsidiaries.

In connection with Mr. Bradford’s resignation, the Company entered into an Executive Severance and Consulting Agreement with Mr. Bradford (the “Severance Agreement”) under which he continued to be employed by the Company in an advisory role, and his employment terminated on August 16, 2019. In addition, until September 30, 2019, Mr. Bradford provided financial consulting services for the Company and was paid $43,750.

The Severance Agreement contains other standard provisions contained in agreements of this nature including restrictive covenants concerning confidentiality, non-competition, non-solicitation and non-disparagement, and a general release of any and all claims Mr. Bradford may have against the Company, its directors, officers and associated persons.

Stock Options, Stock Awards, and Equity Incentive Plans

In accordance with the Company’s stock incentive plans the Company granted certain of its executive officers restricted share awards during the Company's 2019 and 2018 fiscal years. The 2016 Plan was approved by stockholders on September 29, 2016.

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2019 and does not include transactions subsequent to December 31, 2019 as set forth in the footnotes to the table.

	Option Awards					Stock Awards
	Number of Securities								Equity Incentive Plan		Equity Incentive Plan
	Underlying Unexercised					Number of Shares		Market Value of	Awards: Number of		Awards: Market or Payout
	Options(1)			Option	Option	or Units		Shares or Units	Unearned Shares, Units or		Value of Unearned Shares
				Exercise	Expiration	of Stock That		of Stock That	Other Rights That		Units or Other Rights
Name	Exercisable	Unexercisable		Price	Date	Have Not Vested		Have Not Vested	Have Not Vested		That Have Not Vested

Ian E. Dickinson	1,200,000	-	(2)	$0.30	06/02/2022	-		$-	-		$-
									$225,000	(7)	$189,405	(4)
									570,000	(7)	138,732	(6)
									795,000		328,137

Marjorie Hargrave						165,000	(3)	77,550	165,000	(7)	77,550	(9)

Kevin Kersting				$		66,667	(5)	24,667	200,000	(7)	74,000	(8)
									338,000	(7)	82,266	(10)
									538,000		156,266

(1)	Consists of options granted under 2010 Plan and 2016 Plan.
(2)	Represents options to purchase shares under the 2016 Plan. These shares are vested.
(3)	Represents restricted stock awards issued effective July 24, 2019 vest ratably over a three-year term on January 23, 2020, 2021, and 2022.
(4)	Represents restricted stock awards with a market value of $40,500 based on the closing stock price on December 31, 2019 of $0.18.
(5)	Represents unvested restricted stock awards.
(6)	Represents restricted stock awards with a market value of $102,600 based on the closing common stock price on December 31, 2019 of $0.18 per share.
(7)	Represents performance-based restricted stock awards that have not yet been earned.
(8)	These are performance-based restricted stock awards with a market value of $36,000 based on the closing stock price on December 31, 2019.
(9)	Represents restricted stock awards with a market value of $29,700 based on the closing common stock price on December 31, 2019 of $0.18 per share.
(10)	Represents restricted stock awards with a market value of $60,840 based on the closing common stock price on December 31, 2019 of $0.18 per share.

 Risks of Compensation Programs

The Company’s equity-based compensation is performance-based in that the issued stock options become valuable as the stockholders’ returns (measured by stock price) increase. Furthermore, in all cases, options granted to the Company’s employees include time-based vesting. The Company believes that this vesting, coupled with the internal controls and oversight of the risk elements of its business, have minimized the possibility that the compensation programs and practices will have a material adverse effect on the Company and its financial, and operational, performance.

COMPENSATION OF DIRECTORS

Each member of the Board receives a quarterly director fee of $7,000. Directors who are members of the Board's Audit Committee receive an additional fee of $1,500 per quarter. As chair of the Audit Committee, Mr. Herlin receives an additional fee of $3,000 per quarter. As chair of the compensation committee, Mr. Jolly receives an additional $2,500 per quarter. Mr. Dickinson is an employee of the Company and is not paid for his service as a member of the Board.

The table below reflects compensation paid to the non-employee members of the Board during the year ended December 31, 2019:

	Fees
	Earned or	Options	All Other
	Paid in	Awards	Compensation
Director	Cash	(1)	Awards	Total

Christopher D. Haymons (2)	$32,000	$-	$-	$32,000

Keith J. Behrens (3)	$28,000	$-	$-	$28,000

Richard A. Murphy (5)	$43,000	$-	$-	$43,000

William A. Jolly (6)	$42,500	$-	$-	$42,500

Robert S. Herlin (7)	$44,000	$-	$-	$44,000

(1)

Amounts represent the grant date fair value of stock options granted to the named directors based on provisions of ASC 718-10, Stock Compensation, which vested in fiscal year 2019. See Note 10 to the consolidated financial statements included in Part III, Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2019, which was filed on March 20, 2020, for discussion regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model.

(2)

Mr. Haymons received fees in the amount of $32,000 in 2019 for serving as a director, chair of the audit committee through the first quarter of 2019, and member of the compensation committee of the Board through the first quarter of 2019.

(3)	Mr. Behrens received fees in the amount of $28,000 in 2019 for serving as a director.

(5)

Mr. Murphy received fees in the amount of $43,000 in 2019 for serving as a director and Chairman of the Board. Mr. Murphy was awarded 100,000 stock options under the 2010 Plan, which vested 50% upon his first anniversary as a Board member and 50% upon his second anniversary, and are exercisable until January 18, 2021 at a strike price of $0.37 per share.

(6)	Mr. Jolly received fees in the amount of $42,500 in 2019 for serving as a director, a member of the audit committee, and the chair of the compensation committee.

(7)	Mr. Herlin received fees in the amount of $44,000 in 2019 for serving as a director., chair of the audit committee, and a member of the compensation committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of December 31, 2019:

Plan Category And Description	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity Compensation Plans Approved by Security Holders	1,945,333	(1)	$0.55	6,914,711	(3)

Equity Compensation Plans Not Approved by Security Holders	655,000	(2)	$0.22	—

Total / Weighted Average	2,600,333		$0.474	6,914,711

(1) Represents (i) 1,470,667 unexercised options outstanding under the 2016 Plan, and (ii) 474,666 unexercised options under the Company’s frozen 2010 Stock Incentive Plan.

(2) Consists of: (i)  30,000 warrants issued in June 2016 to the principals of the Company’s existing investor relations firm to acquire 30,000 shares of Common Stock exercisable at $0.70 per share and (ii) 625,000 warrants issued to Cross River Partners, L.P. in connection with an Amended and Restated Subordinated Loan Agreement discussed in more detail in Note 10 to the consolidated financial statements set forth in the Form 10-K for the fiscal year ending December 31, 2019.

(3) Calculated as 10,391,711 shares of Common Stock reserved for the 2016 Plan less 2,637,165 options outstanding or exercised under the 2016 Plan and 836,667 of Restricted Stock Award shares outstanding under the 2016 Plan. No additional stock option grants will be granted under the 2010 Plan.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Available with this Proxy Statement (and available on the Internet as stated above) is the Company’s 2019 Annual Report on Form 10-K for the year ended December 31, 2019.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended December 31, 2019, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.enservco.com. Our Annual Report on Form 10-K for the year ended December 31, 2019, and other reports filed under the Securities Exchange Act of 1934, are also available to any stockholder at no cost upon request to: Corporate Secretary, Enservco Corporation, 999 18th Street, Suite 1925N, Denver, Colorado 80202; Phone: (866) 998-8731.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the stockholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Proxy Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Proxy Statement, to the Company at Corporate Secretary, Enservco Corporation, 999 18th Street, Suite 1925N, Denver, CO 80202; Phone: (866) 998-8731.

If multiple stockholders sharing an address have received one copy of this Proxy Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s Corporate Secretary in the same manner as described above. Additionally, if current stockholders with a shared address received multiple copies of this Proxy Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s Corporate Secretary in the same manner.

2021 Annual Meeting of Stockholders

Enservco Corporation anticipates its next Annual Meeting of Stockholders will be held in June of 2021. Under Rule 14a-8, if a stockholder wants us to include a proposal in our proxy statement for presentation at our 2021 Annual Meeting of Stockholders, the proposal must be received by us by December 31, 2020. If the date of our 2021 Annual Meeting of Stockholders is more than 30 days from the anniversary date of our 2020 Annual Meeting of Stockholders, stockholders who wish to submit proposals for the 2021 Annual Meeting of Stockholders must submit such proposals a reasonable amount of time before we print and mail our proxy materials for the 2021 Annual Meeting of Stockholders. All proposals should be addressed to Enservco Corporation, Attention: Corporate Secretary, 999 18th Street, Suite 1925N, Denver, CO 80202. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the meeting materials in accordance with applicable law. It is suggested that stockholders submit such proposals by certified mail, return receipt requested.

As discussed under the heading “Committees of the Board – No Nominating Committee” elsewhere in this proxy statement, the Company’s Bylaws set forth specific information that must be included with any nomination of a person to stand for election of directors at the next Annual Meeting or special meeting of the stockholders at which directors are to be elected.

The SEC also sets forth procedures under which stockholders may make proposals outside of the process described above in order for a stockholder to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures require that stockholders must submit nominations or items of business in writing to our Corporate Secretary at our offices in Denver, Colorado. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2021 Annual Meeting no later than 45 days before the date on which the Company first sent proxy materials for the prior year’s annual meeting if it is being held within 30 days preceding the anniversary date of this year’s annual meeting (June 26, 2020), which is a reasonable time before the Company will make its proxy materials available to stockholders.

Assuming that our 2021 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by March 3, 2021, which is a reasonable time before the Company will make its proxy materials available to stockholders. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail, return receipt requested. Such proposals must also meet the other requirements established by the SEC for stockholder proposals.

BY ORDER OF THE BOARD OF DIRECTORS:

Enservco Corporation

Richard A. Murphy, Chairman of the Board of Directors

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ENSERVCO CORPORATION

Adopted in accordance with the provisions

of Section 242 of the General Corporation

Law of the State of Delaware

Enservco Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), by its duly authorized officer, does hereby certify:

The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

Article IV of the Second Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

“The authorized capital stock of the Corporation shall consist of 110,000,000 shares, which shall be divided into two classes, consisting of 100,000,000 shares of common stock (“Common Stock”) and 10,000,000 shares of preferred stock (“Preferred Stock”), each with $0.005 par value per share.  The designations, preferences, privileges, rights and voting powers and any limitations, restrictions or qualifications thereof, of the shares of each class are as follows:

A.           The holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation, except as may be provided in this Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law.

B.           The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors (or any committee to which it may duly delegate the authority granted in this Section B of Article IV) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine, and by filing a certificate pursuant to applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”) as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. Each series of Preferred Stock shall be distinctly designated. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

              (i)          The designation of the series, which may be by distinguishing number, letter or title.

              (ii)         The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

              (iii)        The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

              (iv)        Dates at which dividends, if any, shall be payable.

              (v)          The redemption rights and price or prices, if any, for shares of the series.

              (vi)        The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

              (vii)       The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

              (viii)      Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

              (ix)        Restrictions on the issuance of shares of the same series or of any other class or series.

              (x)          The voting rights, if any, of the holders of shares of the series.

C.           Reservation of Right.  The Board of Directors of the Corporation reserves the right by subsequent amendment of (i) this Certificate of Incorporation or (ii) the resolutions of the Board of Directors providing for the creation of a series of Preferred Stock (the “Adopting Resolutions”), to increase or decrease the number of shares constituting Preferred Stock or any series thereof (but not below the number of shares then outstanding) and in any other respects to amend this Certificate of Incorporation or the Adopting Resolutions, in each case, within the limits provided by law, this Certificate of Incorporation and any applicable contract or instrument binding on the Corporation.

D.           Other Provisions Applicable To Preferred Stock And Common Stock

1.           Cumulative voting shall not be allowed in elections of directors or for any other purpose.

2.           No holders of shares of Preferred Stock or Common Stock of the Corporation shall be entitled, as such, to any preemptive or preferential right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.  The Board of Directors of the Corporation, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of Preferred Stock or Common Stock of the Corporation, or solely to the holders of any class or classes of such stock, which the Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as said board in its discretion may determine.

3.           The Board of Directors may restrict the transfer of any of the Corporation’s stock issued by giving the Corporation or any stockholder “first right of refusal to purchase” the stock, by making the stock redeemable, or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Delaware.  Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

Upon the filing and effectiveness (the “Effective Time”), pursuant to the General Corporation Law of the State of Delaware, of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, each ________ (_______) shares of Common Stock either issued and outstanding or held by the Corporation in its treasury immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares shall be entitled to the rounding up of the fractional share to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

This amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

The forgoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

* * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer this         day of           , 2020.

Name:

Title:

Proxy Card from Computershare.

ENSERVCO VOTE

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Online

Go to **www.investorvote.com/ENSV** or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 am, (CST), on June 26, 2020

Shareholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Enservco Corporation Shareholder Meeting to be Held on June 26, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Notice of Annual Meeting of Stockholders and Proxy Statement and 2019 Annual Report are available at http://www.edocumentview.com/ENSV

www.investorvote.com/ENSV

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/ENSV.**
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Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
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Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 16, 2020 to facilitate timely delivery.

2 N O T C O Y

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Shareholder Meeting Notice

ENSERVCO Corporation Annual Meeting of Shareholders will be held on June 26, 2020 at the corporate office of ENSERVCO at 999 18th Street, Suite 1925N, Denver, CO 80202, at 2:00 p.m. Mountain Standard Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2-3:

1. Election of Directors:
   01 - Keith J. Behrens
   02 - Robert S. Herlin
   03 - William A. Jolly
   04 - Ian E. Dickinson
   05 - Richard A. Murphy
   06 - Christopher D. Haymons
2. To ratify and approve the appointment of Plante & Moran, PLLC as Enservco's independent registered accounting firm for 2020.
3. Approval and adoption of the Second Amended and Restated Amendment to the Certificate of Incorporation to effect a reverse stock split of the common stock at an exchange ratio of not less than 1-for-10 (1:10) and not greater than 1-for-25 (1:25), as shall be determined in the sole discretion of the Board of Directors of the Company.
4. To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/ENSV.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Enservco Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 16, 2020.

ENSERVCO

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 am, (CST), on June 26, 2020

Online
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2-3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Keith J. Behrens	☐	☐	02 - Robert S. Herlin	☐	☐	03 - William A. Jolly	☐	☐
04 - Ian E. Dickinson	☐	☐	05 - Richard A. Murphy	☐	☐	06 - Christopher D. Haymons	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

6 2 B V 4 6 0 8 7 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0398HC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/ENSV

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Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ENSV

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ENSERVCO Corporation

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 26, 2020

Ian Dickinson, CEO, and Marjorie Hargrave, CFO, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Enservco Corporation to be held on June 26, 2020, or at any postponement or adjournment thereof.

When properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

ENSERVCO VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2-3.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Keith J. Behrens	☐	☐	02 - Robert S. Herlin	☐	☐	03 - William A. Jolly	☐	☐
04 - Ian E. Dickinson	☐	☐	05 - Richard A. Murphy	☐	☐	06 - Christopher D. Haymons	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 6 0 8 7 2

03981C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/ENSV

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ENSERVCO Corporation

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 26, 2020

Ian Dickinson, CEO, and Marjorie Hargrave, CFO, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Enservco Corporation to be held on June 26, 2020, or at any postponement or adjournment thereof.

When properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote in accordance with the Board of Directors' recommendations.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(Items to be voted appear on reverse side)